Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

AGREEMENT FOR COMMERCIAL PURCHASE AND SALE AND OTHER COVENANTS, which is entered into between:

PETROBRAS DISTRIBUIDORA S.A., with corporate taxpayer ID number [CNPJ] 34.274.233/0001-02, with its-office in the city of Rio de Janeiro, state of Rio de Janeiro, at Rua General Canabarro 500, Ground Floor, 6th and 11th floors (partial), 12th through 16th floors, represented here by its President, Mr. José Lima de Andrade Neto, bearer of drivers license number 26703881-8 – DETRAN/RJ and personal taxpayer ID number [CPF] 102.994.085-15, and by its Consumer Market Officer, Mr. Andurte de Barros Filho, bearer of ID card number 49570D CREA-RJ and personal taxpayer ID number [CPF] 514.048.857-49, from here onwards referred to as “BR,” and, on the other side,

AZUL LINHAS AÉREAS BRASILEIRAS S.A., with its head office at Alameda Surubiju 2010 and 2050, Block C, Alphaville, Barueri, SP, with corporate taxpayer ID number [CNPJ/MF] 09.296.295/0001-60 represented here in accordance with its corporate bylaws and from here onwards referred to as the BUYER-PROMISOR, which will be governed by the following terms and conditions:

SECTION 1 – PURPOSE

1.1. BR promises to sell to the BUYER-PROMISOR and the latter, in turn, promises to buy from BR the quantities of QAV-1 aviation kerosene that represent the BUYER-PROMISOR’s [*****] consumption, at all the locations listed in Appendix I, on an [*****] and during a period of [*****]. In the event of fueling abroad, the consumption will be stipulated according to a previous consultation between the parties.

1.1.1. The product described in the item above is intended for the BUYER-PROMISOR’s own consumption, for the performance of its activity at the locations provided for in Appendix I.

1.1.2. If BR comes to install new fueling stations at airports at which it does not currently supply QAV-1 aviation kerosene, and so long as the BUYER-PROMISOR does not have regular operations and supply of aviation kerosene contracted for at that airport, the BUYER-PROMISOR is required to fulfill the [*****] clause in item 1.1 above, independent of an addendum to this agreement.

1.1.3. BR undertakes to reduce the sales amounts of QAV-1 established in Appendix I for the BUYER-PROMISOR in the event of (i) [*****] in a percentage equal to or greater than [*****] or (ii) at the end of the pipeline expansion work at the [*****] airport and at the other airports shown in Appendix I.

SECTION 2 – PRICE AND PAYMENT CONDITIONS

2.1. The product that is the object of this agreement will be sold by BR to the BUYER-PROMISOR and invoiced for at the price charged by BR on the day and at the place of delivery.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

2.2. The price composition in Brazil will observe:

2.2.1. In the composition of the price of the QAV-1, the producer establishment price will observe the ordinances issued by the Ministry of Mines and Energy and the National Petroleum, Natural Gas and Biofuels Agency (Agência Nacional do Petróleo, Gás Natrual e Biocombustíveis), or ANP, and all applicable legislation.

2.2.2. The following will be added to the producer price:

2.2.2.1. The portion called the “Fixed Differential,” the amount of which in R$/L (reais per liter) is specified in Appendix I, which, initialed by the parties, is an integral part of this instrument, with an annual inflation adjustment at the rate of the General Market Price Index (Índice Geral de Preços – Mercado), or IGPM, which is published by the Brazilian Institute of Geography and Statistics (Instituto Brasileiro de Geografia e Estatística), or IBGE.

2.2.2.2. The Variable Lease amount charged by INFRAERO, the State Company that manages Brazilian airports, or by the company responsible for managing the infrastructure of the Airport in question, which, in the case of INFRAERO, represents [*****] of the price established in section 2.2;

2.2.2.3. The Tax on the Circulation of Merchandise and Services (Imposto sobre Circulação de Mercadorias e Serviços), or ICMS, rate owed according to the rates for each Brazilian State, and any legally required taxes, rates and fees;

2.2.2.4. The finance charge amount will be established at [*****] per month, calculated pro rata in relation to the payment period given to the BUYER-PROMISOR.

2.3. The special “fixed price” pricing will take into account the market conditions for the period during which it will be applied to establish the price, in accordance with the process described in item 2.4 and its subitems. The BUYER-PROMISOR can freely choose the period for its application, with it being the case that it must be at least [*****] and at most extend to the end of the effective term of this agreement. If the BUYER-PROMISOR wishes to qualify for this pricing option, it must request evaluation rounds from BR on any business day that precedes the last business day of the month (n-2).

2.4. For the BUYER-PROMISOR to be able to evaluate the viability of choosing the special “fixed price” pricing described in item 2.3, to be used at the [*****] airports, the following procedures must be observed during the evaluation rounds:

2.4.1. When requesting a fixed-price offer, the BUYER-PROMISOR must choose to receive the offer of the fixed price that will be effective during the month (n) in United States dollars or reais per liter, with all the taxes included.

2.4.2. In the event United States dollars are chosen, the amount will be converted to reais per liter at the average United States dollar selling price during the period between the nineteenth (19th ) and twenty-third (23rd ) days of the month (n-1), as published by the Brazilian Central Bank;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

2.4.3. D-Day: the BUYER-PROMISOR requests the following parameters from BR in writing: monthly volume, the period and the maximum price of interest, by Supply Point;

2.4.4. D+1 Day: By 12:00 PM Brazilian time of the business day after the day indicated in item 2.4.3, BR will state the following parameters in writing: price and monthly volume that can be sold at the “fixed rate” during the requested period, by Supply Point, and the BUYER-PROMISOR will confirm its intention to contract by Supply Point at special prices by 12:20 PM Brasília time of the same day in writing.

2.4.5. D+2 Date: BR will confirm in writing the monthly volume actually accepted with special pricing by Supply Point during the period requested by 12:00 PM Brasília time of the business day following the day stated in item 2.4.4;

2.4.6. In the event there is more than one round in which this pricing is effectively accepted by the BUYER-PROMISOR, the fixed-price in effect during the application period agreed to will be calculated at the weighted average of the prices and monthly volumes closed in the n-rounds, in accordance with the table below, rounded to four (4) decimal points:

[*****]

[*****]

2.5. The monthly volume the BUYER-PROMISOR effectively accepts with special “fixed price” pricing must be taken with priority and completely at each Supply Point. If this contracted volume is not taken for any reason, the BUYER-PROMISOR will be responsible for reimbursing BR for the storage cost for the product, which will be [*****] per month on the contracted ex-refinery price.

2.6. The product sold by BR will be measured at delivery and invoiced for payment on the following terms:

•	Product supplied from the [*****] day will be paid on the [*****]

•	Product supplied from the [*****] day will be paid on the [*****]

•	Product supplied from the [*****] day will be paid on the [*****]

2.7. It is understood that the payment period is established because of the current market conditions. The parties undertake to re-examine the payment period by joint agreement if the current market conditions change.

2.8. The payment must be made through bank deposit or at BR’s head office in the city of Rio de Janeiro or, also, at another location expressly indicated by it for this purpose;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

2.9. The payment period that is referred to in item 2.6 is conditioned on the BUYER-PROMISOR’s credit limit being established through the presentation of guarantees.

2.10. It is clarified between the contracting parties that any price or payment period conditions provided to the BUYER-PROMISOR by BR that are different from those established in this instrument will be understood as mere liberality and can therefore be suspended or discontinued at any time at BR’s exclusive option, without any type of right being established for the BUYER-PROMISOR.

2.11. If there is a delay in the payment of invoices, the BUYER-PROMISOR will pay BR the debt adjusted according to the Interbank Certificate of Deposit (Certificado de Depósito Interbancário), or CDI rate, increased by late interest of [*****] per month, pro rata, and a fine of [*****] on the adjusted debt amount, with the late charges being incident from the maturity date of the respective instruments.

2.12. If there is a delay in the payment of the invoices, BR can require payment of the product price at the time of its delivery, in cash, from the BUYER-PROMISOR.

2.13. As a guarantee of fulfillment of this Agreement, the BUYER-PROMISOR will present a Letter of Surety issued by a first-line Bank contracted for by the BUYER-PROMISOR in the amount of [*****]), valid for one year, with the BUYER-PROMISOR being responsible for re-validating it for an additional three years. If the Letter of Surety is not renewed, the BUYER-PROMISOR will be obligated to pay a preestablished finance charge of [*****] per month. With the presentation of the Letter of Surety, the finance charge is that established in section 2.2.2.4.

SECTION 3 – AIRCRAFT DEFUELING

3.1. For the operations for defueling the BUYER-PROMISOR’s aircraft, the Parties agree a fixed price per defueling operation will be charged in the amount of [*****]), plus a variable amount per liter defueled and refueled, corresponding to the amount of the fixed differential charged at the airport.

3.2. When it is requested by the BUYER-PROMISOR and at the airports with availability for this type of operation, which are listed in Appendix II to these agreements, BR can conduct the operation of defueling aircraft.

3.2.1. A request for defueling must be sent to the BR employee or BR reseller responsible for the airport where the service will be performed. The request must be made in writing, through a document signed by an employee of the BUYER-PROMISOR or by an e-mail in which he or she is identified. BR will provide and keep updated a list with contact information for the managers at its bases, contained in appendix II.

3.2.2. The receipt of the defueling request must comply with the prior notice period stated by BR to perform the service, in accordance with appendix II.

3.2.3. The product that is defueled must be returned to the BUYER-PROMISOR by refueling in the same aircraft or another aircraft of the BUYER-PROMISOR, [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

In cases where there is a suspicion of contamination of the defueled product, the fuel must be submitted to analysis, storage and, when appropriate, disposal. The costs in reference to the analysis, storage and disposal will be stated in advance to the BUYER-PROMISOR and responsibility for them will be analyzed by the parties on a case-by-case basis.

3.2.4. The defueled product will remain stored for maximum periods and in maximum volumes determined for each airport, as a function of each one’s operating capacity. These periods and volumes are specified in appendix II to this agreement.

3.2.5. If the BUYER-PROMISOR does not comply with any of the conditions defined above, BR reserves the right to not effectuate the defueling operations, on written notice to the BUYER-PROMISOR.

SECTION 4 – BR’S OBLIGATIONS

4.1. These are BR’s specific responsibilities:

4.1.1. To supply the QAV-1 necessary to meet the entire monthly consumption contracted by the BUYER-PROMISOR, at the locations defined in Appendix I, at times compatible with the operation of its flights, listed on the Transportation Times (Horários de Transporte), or HOTRAN, published by the National Civil Aviation Agency (Agência Nacional de Aviação Civil) in Brazil and according to local rules abroad, as well as all the BUYER-PROMISOR’s other unscheduled, charter, affreightment, training and repositioning flights that require fuel supply;

4.1.2. To maintain prompt, quality service according to the standards agreed for operations of this type, making all possible efforts and using all possible resources for good performance of the services contracted for here;

4.1.3. To zealously care for and protect the confidential information to which it has access, as well as the assets and goods delivered by the BUYER-PROMISOR for performance of the services contracted for here;

4.1.4. To have personnel and equipment appropriate for the performance of the services contracted for here;

4.1.5. To strictly fulfill the fueling of the BUYER-PROMISOR’s aircraft on the days and times of its flights;

4.1.6. To give reasonable prior notice of any changes necessary for the fueling of the aircraft requested by the BUYER-PROMISOR;

4.1.7. BR is fully responsible for its employees and agents who are members of its work team, for all their acts and actions, including for any physical damage caused to the BUYER-PROMISOR’s aircraft and employees, as well as for any employment claims which could be brought against the buyer-promisor;

CONFIDENTIAL TREATMENT REQUESTED

4.1.8. To maintain the quality of the products supplied within the technical specifications, free of water or other contaminants, being required to keep the reports from the periodic tests necessary to prove this quality available;

4.1.9. To comply with and see that its employees and agents comply with all the legal and regulatory requirements related to its activity as an Oil Derivatives Distributor, especially the Resolutions, Ordinances and other rules issued by the Brazilian Government regulatory agency;

4.1.10. BR will not be held liable for any lack of aviation kerosene at the locations and times alluded to in sub-item 4.1.1 when this lack results from Government Acts and any other events of force majeure or an act of God, in which case BR will make its best efforts to maintain the supply to the BUYER-PROMISOR. In this case, the BUYER-PROMISOR will be able to acquire fuel from another supplier without this being considered a violation by the BUYER-PROMISOR of the [*****] supply established in this agreement;

4.1.11. To conduct the defueling operations requested by the BUYER-PROMISOR, respecting the conditions established in this agreement;

4.1.12. To keep the BUYER-PROMISOR informed regarding the reasons for any delays that occur in the fueling operations, defining the improvements necessary for monitoring and optimizing operational performance;

4.1.13. To standardize the exchange of information about airports using the IATA abbreviation in the delay reports, price schedule and other reports as agreed between the parties;

4.1.14. To maintain all the insurance necessary for the performance of the services contracted for here, keeping all its employees and vehicles insured, including full coverage for harm caused to the BUYER-PROMISOR’s aircraft.

4.2. BR undertakes to reimburse, directly or through an insurance company, any additional cost the BUYER-PROMISOR comes to bear that is shown to have originated from any operational failures attributed to BR.

4.3. Taking into consideration that the BUYER-PROMISOR’s services are governed by the National Civil Aviation Agency and the BUYER-PROMISOR must strictly maintain its departure times, BR must strictly observe and comply with the fueling times for the BUYER-PROMISOR’s flights, being solely and fully responsible for delays in the departure times due to fueling failures.

4.3.1. BR undertakes to pay the BUYER-PROMISOR the amount of [*****] per flight that is not fueled, so long as the reasons for the lack of supply are shown to be attributable to BR and that the incident occurs at the locations where BR maintains fueling facilities.

4.4. BR will be solely and fully liable for any harm caused by its employees or equipment to the BUYER-PROMISOR’s aircraft, if its fault is proven.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

SECTION 5 – BUYER-PROMISOR’S OBLIGATIONS

5.1. These are the BUYER-PROMISOR’s specific responsibilities, as well as the others implicitly or explicitly contained in the various terms and conditions of this agreement:

5.1.1. To acquire all of its global consumption of QAV-1 at the locations specified in Appendix I from BR [*****]

5.1.2. To consult BR regarding the possibility of service at locations where BR is not present at the airport, whether in Brazil or abroad.

5.1.3. To make the payments of the amounts corresponding to the supply provided by BR, according to that stipulated in section 2 of this instrument.

5.1.4. To not assign, subrogate, negotiate or, in any form or by any method, transfer this agreement or any rights or obligations arising from it, under penalty of the sanctions provided for in the agreement.

5.1.5. To comply with and ensure compliance with all the Laws and Regulations, positions and rules in effect in relation to the performance of its activities, accepting liability for the payment of any amounts spent by BR or any loss it comes to suffer as a direct or indirect results of the breach of this obligation;

5.1.6. To maintain and preserve all the materials, elements and items that bear the BR brand in perfect condition, operation, cleanliness and presentation while the fueling lasts, including preserving the environment.

5.1.7. Bearing in mind that BR products have adequate quality, ensuring the BUYER-PROMISOR certainty of the quality standards of the products supplied to it, the BUYER-PROMISOR undertakes to verify the quality control of the products received and the exact performance of this agreement, particularly in regard to the safety, health and environmental conservation rules.

SECTION 6 – TERMINATION OF THE AGREEMENT

6.1. This agreement can be rescinded by operation of law at the option of the other party by simple notification or judicial or extrajudicial formal notice, with the fine provided for in item 6.2 and in section 6 being applied to the party that causes the rescission of the agreement, in any of the following cases:

6.1.1. If the party that failed to perform any of its obligations, after it was given notice to cure or cease such breach, has not done so by the deadline stated in the mentioned notice;

6.1.2. Court-supervised or extrajudicial liquidation of either of the parties;

6.1.3. Request for Court-Supervised Restructuring, request for, declaration of or ratification of bankruptcy;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

6.1.4. Failure by the BUYER-PROMISOR to promptly pay an invoice for the purchase of a product from BR that continues for [*****] days;

6.2. The rescission of this instrument, on the basis of items 6.1.1 or 6.1.4, will subject the party that causes the rescission to the payment, to the other party, of a fine that must equal the result of the following multiplication: [*****]

[*****]

6.3. This agreement can be terminated by operation of law by the BUYER-PROMISOR from [*****] and without it being subject to any expenses, whether as indemnification, fine or of any other type, so long as it presents a formal proposal from another company that supplies QAV-1 (“Proposing Company”) to BR with a Fixed Differential less than that charged at the time of the presentation of the proposal and BR declares in writing within fifteen (15) days after the receipt of the mentioned proposal from the BUYER-PROMISOR that it does not intend to at least meet the amounts proposed by the Proposing Company.

6.3.1. If BR does not make a statement by the fifteen (15) day deadline, the BUYER-PROMISOR will consider that BR does not intend to offer amounts better than those proposed by the Proposing Company, with this agreement terminating in the manner established in section 6.3 above, with relation to the location(s) where BR cannot meet the offered fixed Differential. The Agreement will remain in effect and unchanged for the other airports.

6.3.2. For the location(s) where there is termination of the agreement (item 6.3), BR will be able to cease supply to the BUYER-PROMISOR seven days after the date of the notice from BR stating it will not meet the presented proposal.

6.3.3. If BR meets the Proposing Company’s offer, the BUYER-PROMISOR can only present a new proposal of amounts issued by the Proposing Company or by any other company that supplies QAV-1 after a period of [*****] has run from the presentation of the previous proposal by the BUYER-PROMISOR to BR, regardless of locations. These rules prevail in compliance with the periods mentioned above until the end of the effective term of this agreement.

SECTION 7 – ACT OF GOD AND FORCE MAJEURE

7.1. Neither of the parties can be held liable for failure to fulfill the obligations under this agreement if such failure is caused by force majeure or an act of God, under article 393 of the Brazilian Civil Code.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

7.2. The applicability of this agreement will be suspended if there is an event of force majeure or an act of God that impedes its fulfillment by either of the parties, with its performance continuing as soon as the cause that gave rise to the suspension ends.

7.3. If the suspension mentioned in item 7.2 above occurs, the effective term of this agreement will be automatically extended by the time necessary to compensate for the period during which performance of the agreement was suspended.

SECTION 8 – REGULATORY AGENCY

8.1. The BUYER-PROMISOR undertakes to reimburse BR for any fines that the latter is subject to as a result of the BUYER-PROMISOR’s violation of orders and instructions from the National Petroleum, Natural Gas and Biofuels Agency (Agência Nacional do Petróleo, Gás Natrual e Biocombustíveis), or ANP, and/or other agencies with jurisdiction to regulate the sale and distribution of petroleum derivative and ethanol products and products from other sources of energy in either Brazil or abroad.

8.2. The supply of the products indicated in item 1.1 is subordinated to the normal market supply conditions and subject to changes that may be imposed in Brazil by the ANP and/or by other agencies with jurisdiction to regulate the supply of petroleum derivatives, ethanol and other sources of energy in Brazil and abroad, including in regard to prices, delivery deadlines and payment.

SECTION 9 – FUEL PANEL OPERATION

9.1. BR will also provide the services of operating the BUYER-PROMISOR’s aircraft panel.

9.2. To perform the panel operation service, BR’s operator must first go through training provided by the BUYER-PROMISOR, which will be liable for all costs. The BUYER-PROMISOR must also provide continuing retraining for the teams BR subcontracts, as needed.

9.3. BR will make a team of operators available at the stipulated time, so long as the BUYER-PROMISOR request the service seven (7) business days in advance.

9.4. If there is some change in the aircraft or the equipment used by the BUYER-PROMISOR that comes to interfere in panel operation, BR must be advised ten (10) days in advance, with the BUYER-PROMISOR being responsible for providing the necessary operator retraining, always bearing the necessary costs.

9.4.1. If the BUYER-PROMISOR does not inform BR regarding the changes made and this alters panel operation, or of the inclusion of aircraft models different from those for which the employees have been trained in its fleet, the BUYER-PROMISOR will be exclusively liable for any improper procedures performed by BR’s workers and for the harm they may cause.

9.4.2. Panel operation can be performed at all the airports were BR has aircraft supply facilities.

9.5. Panel operation service is in compliance with the description provided for in “QAMF” Fueling Procedures,” as level 2 and 3, based on IATA Manual standard into-plane supply procedures. These Fueling Procedures (FP) are incorporated into this agreement as Appendix III.

9.6. The BUYER-PROMISOR can monitor BR’s or its subcontractors’ training and procedures at any time.

SECTION 10 – EMPLOYMENT LIABILITY

10.1. With the nature of this Agreement and of the services that make up its purpose being respected, the professionals hired by BR to perform the services contracted for here will be subordinated to BR’s rules and orders and will have an employment relationship with BR only, with no other employment relationship between these professionals and the BUYER-PROMISOR being established.

10.2. Any and all costs or expenses, whether of an employment nature or not, that involve the professionals hired by BR, including, but not limited to, the payment of salary, overtime, additional payments, charges related to the National Social Security Institute (Instituto Nacional do Seguro Social), or INSS, or to the Employee’s Time in Service Guarantee Fund (Fundo de Garantia do Tempo de Serviço), or FGTS, expenses and attorneys fees related to employment lawsuits and damages, will be BR’s sole and exclusive responsibility.

10.3. BR undertakes to hold the BUYER-PROMISOR harmless from any and all employment liability that, under this Agreement, is not the BUYER-PROMISOR’s liability, including the civil and employment liabilities mentioned in this Section 10 above, and undertakes to indemnify the BUYER-PROMISOR for any and all losses the BUYER-PROMISOR may bear, suffer or incur as a result of the attribution of employment liabilities to the BUYER-PROMISOR that, under this Agreement, are attributable to BR.

SECTION 11 – SUCCESSION

11.1. The obligations assumed here extend to the successors and/or assigns of the contracting parties and to all the persons who come to operate and/or be subrogated in the BUYER-PROMISOR’s activity, for any reason, with any contracting party being released from its obligations only through the other party’s written consent.

SECTION 12 – TOLERANCE

12.1. Any tolerance by one party in relation to any contractual violations of the other party will not result in a novation or the waiver of the rights that are assured it by law and by this instrument.

SECTION 13 – TAXES

13.1. All the taxes (taxes, fees, contribution taxes or para-tax charges and any emoluments) directly or indirectly resulting from this agreement or from its performance will be the exclusive responsibility of the party required to pay the same, in the manner defined by tax law, without that party having a right to any reimbursement from the other party for any reason whatsoever.

SECTION 14 – ENVIRONMENTAL LIABILITY

14.1. The parties accept liability for compliance with laws and regulations relating to environmental protection, including for obtaining and keeping valid all the licenses, authorizations and studies required for the full performance of their activities and also must take the appropriate measures and perform the appropriate procedures to prevent any damage, danger or risk of harm to the environment that may be caused by the activities it conducts, even if through subcontractors or delegated to third parties.

SECTION 15 – CONFIDENTIALITY

15.1. The parties agree that the conditions contained in this agreement cannot be supplied or revealed to third parties and guarantee that only the employees who actually need them will have access to these conditions.

15.2. The parties undertake to keep the information referred to in item 14.1 above confidential for three (3) years from the date this agreement terminates.

15.3. Information requested by any government body or agency, regulatory agency or as determined by law can be provided. In any of these cases, however, the decision must be immediately communicated to the other party so that it may oppose the request. Failure to communicate this will be a breach of contract.

SECTION 16 – DIRECT IMPORTATION BY THE BUYER-PROMISOR

16.1. The parties agree that the BUYER-PROMISOR can negotiate, buy and directly import the QAV-1 aviation fuel it needs for its regular operations from a supplier abroad, under the terms and conditions allowed by Brazilian law.

16.2. BR will be the distributor of the aviation kerosene acquired abroad by the BUYER-PROMISOR in Brazil, with the parties being required to opportunely negotiate in good faith regarding the amount of the same and the conditions of the service.

16.3. BR can only be held liable for the into-plane operation of this product. The other operations that precede the arrival of this product in BR’s tanks at the airports are the BUYER-PROMISOR’s responsibility.

16.4. The product to be delivered to BR’s tanks must be in accordance with the quality rules established by the ANP and BR may refuse to receive this product if it does not comply with the specifications in effect.

SECTION 17 – FINAL PROVISIONS

17.1. The BUYER-PROMISOR and BR declare, for all legal purposes and effects, that the terms contained in this instrument resulted from negotiations conducted between the parties.

17.2. The parties undertake not to use, in any of the activities related to the performance of this instrument, child labor, under article 7(XXXIII) of the Brazilian Constitution in effect, as well as to make efforts so that this measure is adopted in the agreements signed with the suppliers of their inputs and/or service providers.

17.3. The parties undertake not to use labor in degrading work conditions in any of the activities related to the performance of this instrument, under penalty of suspension of the agreement and the application of the defaults and rescission penalties provided for in this agreement.

SECTION 18 – APPLICABLE LAW AND VENUE FOR THE AGREEMENT

18.1. This agreement will be governed by Brazilian law.

18.2. It is agreed that the venue for this agreement is the city of Rio de Janeiro, state of Rio de Janeiro, to the exclusion of all others, and that, in the event of litigation, the party in breach will bear the judicial and extrajudicial expenses and costs, as well as the attorneys’ fees calculated on the judgment amount.

And, having so agreed and contracted, they sign this instrument in two (2) identical copies, in the presence of two (2) witnesses, so that it has its proper and legal effects.

Rio de Janeiro, February 1, 2012.

/s/ José Lima de Andrade Neto	/s/ Andurte de Barros Filho
José Lima de Andrade Neto	Andurte de Barros Filho
PETROBRAS DISTRIBUIDORA S/A	PETROBRAS DISTRIBUIDORA S/A

/s/ John Rodgerson
John Rodgerson
AZUL LINHAS AÉREAS BRASILEIRAS S.A.

WITNESSES:

/s/ Francelino da Silva Paes	/s/ Claudio Dissenha Portes
NAME: Francelino da Silva Paes	NAME: Claudio Dissenha Portes
Taxpayer ID [CPF/MF]: 013.585.757-03	Taxpayer ID [CPF/MF]: 301.878.009-44

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I – Fixed Differentials

Airport	ICAO	IATA	[*****]
Confins	SBCF	CNF	[*****]
Aracaju	SBAR	AJU	[*****]
Belem	SBBE	BEL	[*****]
Belo Horizonte	SBBH	PLU	[*****]
Brasilia	SBBR	BSB	[*****]
Boa Vista	SBBV	BVB	[*****]
Campo Grande	SBCG	CGR	[*****]
Caldas Novas	SBCN	CLV	[*****]
São J. dos Pinhais	SBCT	CWB	[*****]
Caxias do Sul	SBCX	CXJ	[*****]
Várzea Grande	SBCY	CGB	[*****]
Manaus	SBEG	MAO	[*****]
Florianópolis	SBFL	FLN	[*****]
Fortaleza	SBFZ	FOR	[*****]
Galeão	SBGL	GIG	[*****]
Goiânia	SBGO	GYN	[*****]
Guarulhos	SBGR	GRU	[*****]
Juiz de Fora	SBFJ	JDF	[*****]
João Pessoa	SBJP	JPA	[*****]
Juazeiro do Norte	SBJU	JDO	[*****]
Campinas	SBKP	VCP	[*****]
Londrina	SBLO	LDB	[*****]
Marília	SBML	MII	[*****]
Maceió	SBMO	MCZ	[*****]
Natal	SBNT	NAT	[*****]
Porto Alegre	SBPA	POA	[*****]
Palmas	SBPJ	PMW	[*****]
Petrolina	SBPL	PNZ	[*****]
Porto Seguro	SBPS	BPS	[*****]
Recife	SBRF	REC	[*****]
Santos Dumont	SBRJ	SDU	[*****]
Ribeirão Preto	SBRP	RAO	[*****]
São J. dos Campos	SBSJ	SJK	[*****]
São Luís	SBSL	SLZ	[*****]
Congonhas	SBSP	CGH	[*****]
São J. do Rio Preto	SBSR	SJP	[*****]
Salvador	SBSV	SSA	[*****]
Comandatuba	SBTC	UMA	[*****]
Teresina	SBTE	THE	[*****]
Uberlândia	SBUL	UDI	[*****]
Uberaba	SBUR	UBA	[*****]
Vitória	SBVT	VIX	[*****]
São Carlos	SDSC	QSC	[*****]
Bauru	SJTC	JTC	[*****]
Navegantes	SBNF	NVT	[*****]
Maringá	SBMG	MGF	[*****]
Goiânia (Zona da Mata)	SDZY	IZA	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

APPENDIX II – Aircraft Defueling

AIRPORT	IATA	MANAGER	TELEPHONE	SPECIFIED JET A-1		JET A-1 SUSPECTED OF CONTAMINATION
				MAXIMUM VOLUME	ADVANCE NOTICE	MAXIMUM VOLUME	ADVANCE NOTICE
CONGONHAS	CGH	Adriana	11-5031-8204	17 m³	1.5 hours	17 m³	10 hours
		Guimarães	11-9622-2567

GUARULHOS	GRU	Carlos	11-6445-5915	18 m³	2.5 hours	30 m³	10 hours
		Rodrigues	11-9919-3019		Except from 7:30
to 11:00 and from
20:00 to 23:00

SÃO JOSÉ	SJK	Carlos	19-3725-5788	18 m³	2.5 hours	51 m³	10 hours
DOS		Rodrigues	19-9798-7331
COMPOS [sic]

PORTO	POA	Luiz Tadeu	51-3358-2089	12 m³	4 hours	17 m³	6 hours
ALEGRE		Pacheco	51-9973-9407

BRASÍLIA	BSB	Ernesto	61-3365-3105	50 m³	<5 m³ =1 hour	37 m³	10 hours
		Denti			>5m³p 2 hours

CAMPINAS	VCP	Rogerio	19-3725-5788	38 m³	2 hours	30 m³	10 hours
		Leite	19-9798-7331

CAMPO	CRG	Beltrão	19-3725-5787	10 m³	2 hours	30 m³	10 hours
GRANDE		Lopes
Júnior

GALEÃO	GIG	Alexandre	21-3398-5333	120 m³	<5 m³ =1 hour	120 m³	6 hours
		Melo			>5m³p 2 hours

CONFINS	CNF	Luis	31-3689-2120	30 m³	1 hour	30 m³	6 hours
		Claudio	31-9977-4688

RECIFE	REC	Roberto	81-3464-4630	18 m³	4 hours	35 m³	10 hours

SALVADOR	SSA	Tiago	71-3204-1054	33 m³	4 hours	30 m³	10 hours
		Dezordi	71-9918-9704

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX III – [*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

FIRST ADDENDUM TO THE AGREEMENT FOR COMMERCIAL PURCHASE AND SALE AND OTHER COVENANTS, which is entered into between:

PETROBRAS DISTRIBUIDORA S.A., with its head office at Rua General Canabarro 500, Ground Floor, 6th and 11th floors (partial), 12th through 16th floors, in the city of Rio de Janeiro, with corporate taxpayer ID number [CNPJ] 34.274.233/0001-02, represented here in accordance with its corporate bylaws, by its Executive Manager for Aviation Products, Mr. Francelino da Silva Paes, from here onwards referred to as “BR”; and

AZUL LINHAS AÉREAS BRASILEIRAS S.A., with its head office at Alameda Surubiju 2010 and 2050, Block C, Alphaville, Barueri, SP, with corporate taxpayer ID number [CNPJ/MF] 09.296.295/0001-60 represented here in accordance with its corporate bylaws and from here onwards referred to as the BUYER-PROMISOR;

Whereas BR and the BUYER-PROMISOR entered into an Agreement for Commercial Purchase and Sale and Other Covenants for the supply, by the former, of QAV-1 aviation kerosene;

Whereas the Parties intend to change the amount of the “Fixed Differential” and the aircraft defueling amount from the mentioned agreement;

The Parties resolve to enter into this ADDENDUM, which is to be governed by the following terms:

I – The Parties agree to amend “Appendix I – Fixed Differentials” from the Agreement, with this instrument coming to be effective.

II – The Parties agree to change the defueling amount provided for in item 3.1 of section 3, with the following wording come to be effective:

3.1. For the BUYER-PROMISOR aircraft defueling operations, the Parties agree that a fixed price will be charged per defueling operation in the amount of [*****], plus a variable amount per liter defueled and refueled, corresponding to the amount of the fixed differential charged at the airport.

III – The contracting parties expressly ratify all the terms and conditions of the agreement amended here that were not expressly amended by this instrument.

And, having so agreed and contracted, the Parties sign this instrument in three (3) identical copies, in the presence of two witnesses, who also sign it.

Rio de Janeiro, November 1, 2012.

PETROBRAS DISTRIBUIDORA S/A	PETROBRAS DISTRIBUIDORA S/A

Francelino da Silva Paes	Cláudio Dissenha Portes

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

/s/ Francelino da Silva Paes

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

Renato Covelo

Agent

WITNESS:	WITNESS:

NAME: Rodrigo Mota Guimarães	NAME:
ID [RG]: 10553977-8	ID [RG]:
Taxpayer ID [CPF/MF]: 053.009.147-03	Taxpayer ID [CPF/MF]:

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I – Fixed Differentials

LOCALE/AIRPORT	[*****]	[*****]
BAURU	[*****]	[*****]
ARACAJU	[*****]	[*****]
ALTA FLORESTA	[*****]	[*****]
BELEM	[*****]	[*****]
BRASILIA	[*****]	[*****]
BOA VISTA	[*****]	[*****]
BARRA DO GARÇAS	[*****]	[*****]
CAMPO GRANDE	[*****]	[*****]
PARAUAPEBAS	[*****]	[*****]
CRICIUMA	[*****]	[*****]
CALDAS NOVAS	[*****]	[*****]
CAMPOS DOS GOYTACAZES	[*****]	[*****]
CORUMBA	[*****]	[*****]
SÃO JOSÉ DOS PINHAIS	[*****]	[*****]
CAXIAS DO SUL	[*****]	[*****]
VARZEA GRANDE	[*****]	[*****]
CRUZEIRO DO SUL	[*****]	[*****]
MANAUS	[*****]	[*****]
FLORIANÓPOLIS	[*****]	[*****]
FORTALEZA	[*****]	[*****]
RIO DE JANEIRO (GALEÃO)	[*****]	[*****]
GOIÂNIA (ZONA DA MATA)	[*****]	[*****]
GUARULHOS	[*****]	[*****]
ALTAMIRA	[*****]	[*****]
ITAITUBA	[*****]	[*****]
BAYEUX	[*****]	[*****]
JUAZEIRO DO NORTE	[*****]	[*****]
CAMPINAS	[*****]	[*****]
LONDRINA	[*****]	[*****]
MARABÁ	[*****]	[*****]
MACAÉ	[*****]	[*****]
MARÍLIA	[*****]	[*****]
RIO LARGO	[*****]	[*****]
PARNAMIRIM	[*****]	[*****]
PORTO ALEGRE	[*****]	[*****]
PALMAS	[*****]	[*****]
PETROLINA	[*****]	[*****]
PONTA PORÃ	[*****]	[*****]
PORTO SEGURO	[*****]	[*****]
PORTO VELHO	[*****]	[*****]
RIO BRANCO	[*****]	[*****]
RECIFE	[*****]	[*****]
RIO DE JANEIRO (SANTOS DUMONT)	[*****]	[*****]
RIBEIRÃO PRETO	[*****]	[*****]
SÃO JOSÉ DOS CAMPOS	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

SÃO LUÍS	[*****]
SANTA MARIA	[*****]
SANTARÉM	[*****]
SÃO PAULO	[*****]
SÃO JOSÉ DO RIO PRETO	[*****]
SALVADOR	[*****]
UNA	[*****]
TERESINA	[*****]
TEFÉ	[*****]
TABATINGA	[*****]
SÃO GABRIEL DA CACHOEIRA	[*****]
VILHENA	[*****]
VITÓRIA	[*****]
CAMPINAS	[*****]
SÃO CARLOS	[*****]
BONITO	[*****]
DOURADOS	[*****]
GURUPI	[*****]
JI-PARANÁ	[*****]
CÁCERES	[*****]
SINOP	[*****]
BELO HORIZONTE	[*****]
LAGOA SANTA	[*****]
JUIZ DE FORA	[*****]
MONTES CLAROS	[*****]
UBERLÂNDIA	[*****]
UBERABA	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.